UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

☐                             Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2018, Duke Energy Corporation (the “Corporation”) announced that Mr. Dwight Jacobs has been appointed as Senior Vice President, Chief Accounting Officer and Controller, effective June 1, 2018.  Mr. William E. Currens Jr., currently Senior Vice President, Chief Accounting Officer and Controller, has been appointed as Senior Vice President, Financial Planning & Analysis, also effective June 1, 2018.

Mr. Jacobs, 53, has served as Senior Vice President, Financial Planning & Analysis, since February 2016 and served as Chief Risk Officer from July 2014 until February 2016.  Prior to his role as Chief Risk Officer, Mr. Jacobs served as Vice President, Rates & Regulatory Strategy from May 2010 until July 2014 and held various leadership roles in corporate planning, accounting and reporting prior to that and since joining the Corporation in 2002.  Prior to joining the Corporation, Mr. Jacobs had over 14 years of experience in public accounting with Arthur Andersen LLP where he became an audit and business advisory partner in 2000.

Mr. Jacobs will participate in the Duke Energy Corporation Executive Severance Plan as a “Tier I” participant upon his appointment to his new role.  The Executive Severance Plan is described in more detail on pages 64-65 of the Duke Energy Corporation Proxy Statement dated March 22, 2018.  In all other respects, Mr. Jacobs will continue to participate in the compensation and benefit plans in which he was participating prior to the change in responsibilities. Mr. Jacobs has not entered into, nor were any amendments made to, any material plans, contracts or arrangements in connection with his change in responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Julia S. Janson
Name:	Julia S. Janson
Title:	Executive Vice President, External Affairs, Chief Legal Officer and Corporate Secretary

DATE: May 23, 2018